Exhibit 99.2

 South Plains Financial  Second Quarter 2024  Earnings Presentation  July 18, 2024

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; potential recession in the United States and our market areas; the impacts related to or resulting from bank failures and any continuation of uncertainty in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; increased competition for deposits in our markets and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to continued elevated interest rates or potential reductions in interest rates and a resulting decline in net interest income; the persistence of the current inflationary pressures, or the resurgence of elevated levels of inflation in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; increases in unemployment rates in the United States and our market areas; declines in commercial real estate values and prices; uncertainty regarding United States fiscal debt and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential increased regulatory requirements and costs related to the transition and physical impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Second Quarter 2024 Highlights  Net income for the second quarter of 2024 was $11.1 million, compared to $10.9 million for the first quarter of 2024   Diluted earnings per share for the second quarter of 2024 was $0.66, compared to $0.64 for the first quarter of 2024   Net interest margin was 3.63% for the first quarter of 2024, compared to 3.56% for the first quarter of 2024  Loans held for investment were $3.09 billion as of June 30, 2024, compared to $3.01 billion as of March 31, 2024  Deposits totaled $3.62 billion as of June 30, 2024, compared to $3.64 billion as of March 31, 2024  Estimated uninsured and uncollateralized deposits at City Bank comprise 18% of total deposits, with an average deposit account size of approximately $35 thousand at June 30, 2024  Efficiency ratio improved to 66.7% as of June 20, 2024, compared to 67.9% as of March 31, 2024  Tangible book value (non-GAAP) per share was $24.15 as of June 30, 2024, compared to $23.56 as of March 31, 2024  4  Loans Held for Investment  (“HFI”) $3.09 B  Average Yield on Loans  6.60%  Net Income   $11.1 M  EPS - Diluted  $0.66  Net Interest Margin (1)  (“NIM”) 3.63%  Total Deposits  $3.62 B  Return on Average Assets (“ROAA”) 1.07%  Efficiency Ratio   66.72%  Source: Company documents  Note: See appendix for the reconciliation of non-GAAP measures to GAAP  (1) Net interest margin is calculated on a tax-equivalent basis (non-GAAP)

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.77 Billion  5  Total Deposit Base Breakdown  Average deposit account size is approximately $35 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 23% of total deposits  City Bank had $1.77 billion of available borrowing capacity, as follows:  Federal Home Loan Bank of Dallas - $1.1 billion  Federal Reserve Bank of Dallas Discount Window - $679 million  No borrowings utilized from these sources during 2Q’24  Source: Company documents  (1) No securities are currently pledged to this program; amount represents securities available to be pledged Data as of June 30, 2024

 Loan Portfolio  2Q’24 Highlights  Loans HFI increased $82.5 million from Q1’24:  Occurred primarily in direct-energy loans, seasonal agricultural-related loans, and single-family property loans  Partially offset by decreases in consumer auto loans.  As of June 30, 2024, loans HFI increased $115.2 million, or 3.9%, from June 30, 2023  The average yield on loans was 6.60% for the 2Q’24, compared to 6.53% for the 1Q’24.  Total Loans HFI  $ in Millions  6  Source: Company documents

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  MSA with the largest job growth in 2022 (+5.9%)  Attractive location for companies interested in relocating to more efficient economic environments   Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Total Non-Farm Employment was up 5.6% in 2022 compared to 2021  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  7

 Major Metropolitan Market Loan Growth  2Q’24 Highlights  Loans HFI in our major metropolitan markets(1) increased by $8 million, to $1.07 billion during 2Q’24  Our major metropolitan market loan portfolio represents 34.5% of the Bank’s total loans at June 30, 2024  Total Metropolitan Market(1) Loans  $ in Millions  8  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $   149.5  Residential C&D     231.5  CRE Owner/Occ.  333.0  Other CRE Non Owner/Occ.     567.9  Multi-Family     284.5  C&I     434.5  Agriculture     182.9  1-4 Family     568.6  Auto     272.4  Other Consumer     69.5           Total  $  3,094.3  Fixed vs. Variable Rate   9  Source: Company documents  Data as of June 30, 2024

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $253.7 million at June 30, 2024  Management is carefully managing the portfolio; yields are improving as a portion of monthly principal amortization is redeployed into higher rate loans  During 2Q’24 there was approximately $19.7 million in net principal reduction  Strong credit quality in the sector, positioned for resiliency across economic cycles:  Super Prime Credit (>719): $153.5 million  Prime Credit (719-660): $74.4 million  Near Prime Credit (659-620): $21.6 million  Sub-Prime Credit (619-580): $3.3 million  Deep Sub-Prime Credit (<580): $889 thousand  Loans past due 30+ days: 21 bps  Non-car/truck (RV, boat, etc.) is 2% of portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of June 30, 2024

 Noninterest Income Overview  Noninterest Income  $ in Millions  2Q’24 Highlights  Noninterest income was $12.7 million for 2Q’24, compared to $11.4 million for 1Q’24; change was primarily due to:  Increase of $1.0 million in bank card services and interchange from continued growth in customer card usage and incentives received; and  Increase of $408 thousand in income from investments in Small Business Investment Companies.  Partially offset by a decrease of $548 thousand in mortgage banking revenues:  2Q’24 MSR FV change - $(680) thousand  1Q’24 MSR FV change - $55 thousand  11  Source: Company documents  Note: Mortgage servicing rights fair value (“MSR FV”)

 Diversified Revenue Stream  Six Months Ended June 30, 2024  Total Revenues  $48.6 million  Noninterest Income  $24.1 million  12  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin(1)   $ in Millions  2Q’24 Highlights  Net interest income (“NII”) of $35.9 million, compared to $35.4 million in 1Q’24  2Q’24 NIM increased 7 bps to 3.63% as compared to 3.56% in 1Q’24 as the in yield on loans increased 7 bps while the cost of deposits increased 2 bps during the quarter  13  3.54%  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis (non-GAAP)

 Deposit Portfolio  Total Deposits  $ in Millions  2Q’24 Highlights  Total deposits of $3.62 billion at 2Q’24, a decrease of $14.1 million from 1Q’24  Cost of interest-bearing deposits increased to 3.33% in 2Q’24 from 3.27% in 1Q’24  Average cost of deposits was relatively stable at 2.43% in 2Q’24 as compared to 2.41% in 1Q’24  Noninterest-bearing deposits to total deposits was 26.3% at June 30, 2024, compared to 26.8% at March 31, 2024  Strategic initiatives implemented to stabilize noninterest-bearing deposits while also growing core deposits  14  Source: Company documents

 Credit Quality  2Q’24 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL to Total Loans HFI  15  Provision for credit losses of $1.8 million in 2Q’24, compared to $830 thousand in 1Q’24; increase attributable to net charge-off activity, increased loan balances and higher nonperforming loans.  Allowance for Credit Losses (“ACL”) to loans HFI was 1.40% at June 30, 2024  Nonperforming loans totaled $23.5 million at June 30, 2024. Previously classified $20.6 million multi-family property credit placed on nonaccrual status in 2Q24.  Source: Company documents

 Non-Owner Occupied CRE Portfolio  16  Details  NOO CRE was 39.9% of total LHI at June 30, 2024, compared to 40.1% at March 31, 2024  NOO CRE portfolio is made up of $852.4 million of income producing loans and $381.0 of construction, acquisition, and development loans  Weighted average LTV of income-producing NOO CRE was 55%  Office NOO CRE loans were 4.5% of total LHI and had a weighted average LTV of 61%  NOO CRE loans past due 90+ days or nonaccrual: 67 basis points   NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of June 30, 2024  (1) Non-owner occupied commercial real estate (“NOO CRE”)  NOO CRE Portfolio ($ in millions)  Property Type  Total  Income-producing:   Multi-family  $284.5   Retail  171.4   Office  139.1   Hospitality  64.1   Other  193.3  Construction, acquisition, and development:   Residential construction  108.1   Other  272.9  Total  $1,233.4

 Investment Securities  2Q’24 Highlights  Investment securities totaled $591.0 million, a $8.8 million decrease from 1Q’24.  All municipal bonds are in Texas; fair value hedges of $124 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.75 years at June 30, 2024  2Q’24 Securities Composition  $591.0  million  Securities & Cash  $ in Millions  17  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  2Q’24 Highlights  Noninterest expense for 2Q’24 increased $642 thousand to $32.6 million from 1Q’24 primarily due to:  A rise of $436 thousand in mortgage commission expense as loan originations increased  Efficiency ratio improved to 66.7% in 2Q’24 from 67.9% in 1Q’24  Will continue to manage expenses to drive profitability  18  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  19  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  20  Source: Company documents  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   21

 Appendix  22

 Non-GAAP Financial Measures  23     June 30,  2024     March 31,  2024     December 31,  2023     September 30,  2023     June 30,  2023  Pre-tax, pre-provision income  Net income  $  11,134  $  10,874  $  10,324  $  13,494  $  29,683  Income tax expense  3,116  3,143  2,787  3,683  7,811  Provision for credit losses  1,775  830  600  (700)  3,700  Pre-tax, pre-provision income  $  16,025  $  14,847  $  13,711  $  16,477  $  41,194  As of      June 30,  2024     March 31,  2024     December 31,  2023     September 30,  2023     June 30,  2023  Tangible common equity                                            Total common stockholders’ equity  $  417,985     $  408,712     $  $ 407,114     $  $ 371,716     $  $ 392,029  Less:  goodwill and other intangibles     (21,379)        (21,562)        (21,744)        (21,936)        (22,149)                                               Tangible common equity  $  396,606     $  387,150     $  $ 385,370     $  $ 349,780     $  $ 369,880                                               Tangible assets                                            Total assets  $  4,220,936     $  4,218,993     $  $ 4,204,793     $  $ 4,186,440     $  $ 4,150,129  Less:  goodwill and other intangibles     (21,379)        (21,562)        (21,744)        (21,936)        (22,149)                                               Tangible assets  $  4,199,557     $  4,197,431     $  $ 4,183,049     $  $ 4,164,504     $  $ 4,127,980                                               Shares outstanding     16,424,021        16,431,755        16,417,099        16,600,442        16,952,072                                   Total stockholders’ equity to total assets     9.90%     9.69%     9.68%     8.88%     9.45%  Tangible common equity to tangible assets     9.44%     9.22%     9.21%     8.40%     8.96%  Book value per share  $  25.45  $  24.87  $  24.80  $  22.39  $  23.13  Tangible book value per share  $  24.15  $  23.56  $  23.47  $  21.07  $  21.82  For the quarter ended  Source: Company documents  $ in thousands

 Non-GAAP Financial Measures  24  Efficiency Ratio                                            Noninterest expense  $  32,572     $  31,930     $  30,597     $  31,489     $  40,499                                   Net interest income     35,888        35,368        35,162        35,689        34,581  Tax equivalent yield adjustment     223  223  225  229  303  Noninterest income     12,709  11,409  9,146  12,277  47,112  Total income  48,820  47,000  44,533  48,195  81,996        Efficiency ratio     66.72%  67.94%  68.71%  65.34%  49.39%                                               Noninterest expense  $  32,572     $  31,930     $  30,597     $  31,489     $  40,499  Less: Subsidiary transaction and related expenses     —        —        —        —        (4,532)  Less:  net loss on sale of securities     —  —  —  —  (3,409)  Adjusted noninterest expense     32,572  31,930  30,597  31,489  32,558        Total income     48,820  47,000  44,533  48,195  81,996  Less:  gain on sale of subsidiary     —  —  —  (290)  (33,488)  Adjusted total income  48,820  47,000  44,533  47,905  48,508        Adjusted efficiency ratio     66.72%  67.94%  68.71%  65.73%  67.12%     June 30,  2024     March 31,  2024     December 31,  2023     September 30,  2023     June 30,  2023  For the quarter ended  Source: Company documents  $ in thousands